                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------


                                 PROXY STATEMENT


        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934.



              Filed by the Registrant:                            [ ]

              Filed by a Party other than the Registrant:         [X]

              CHECK THE APPROPRIATE BOX:

              [ ] Preliminary Proxy Statement

              [ ] Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))

              [X] Definitive Proxy Statement

              [ ] Definitive Additional Materials

              [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          INTERNATIONAL ABSORBENTS INC.
                      SUITE 410, 1055 WEST HASTINGS STREET
                   VANCOUVER, BRITISH COLUMBIA, CANADA V6E 2E9
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                BOWNE OF SEATTLE
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

                            BRITISH COLUMBIA, CANADA
                 -----------------------------------------------
                 (Jurisdiction of Incorporation or Organization)



              PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

          [X] No Fee Required

          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              1. Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

              2. Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

              3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

              4. Proposed maximum aggregate value transaction:

              ------------------------------------------------------------------

              5. Total fee paid:

              ------------------------------------------------------------------

          [ ] Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange
              Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

              1. Amount previously paid:

              ------------------------------------------------------------------

              2. Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------

              3. Filing Party:

              ------------------------------------------------------------------

              4. Date Filed:

              ------------------------------------------------------------------

                          INTERNATIONAL ABSORBENTS INC.
                      Suite 410, 1055 West Hastings Street
                       Vancouver, British Columbia, Canada
                                     V6E 2E9

                                 PROXY STATEMENT


                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 24, 1998



                             SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD OF DIRECTORS" OR "BOARD") OF INTERNATIONAL ABSORBENTS INC. (THE "COMPANY"), A CANADIAN CORPORATION, FOR USE AT THE ANNUAL AND SPECIAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON JULY 24, 1998 AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS. This Proxy Statement, and the accompanying and Form of Proxy are being mailed to shareholders of the Company entitled to vote at the Meeting on or about June 22, 1998. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by mail, telephone or telegraph by directors ("Directors"), officers or regular employees of the Company for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares registered in their names, to forward solicitation materials to the beneficial owners of such shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the common shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

Advance notice of the Meeting was published in Vancouver, British Columbia on May 22, 1998.

                      APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are executive officers ("Executive Officers") of the Company planning to be in attendance at the Meeting and nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

        (a) STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

        (b)     BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the "Transfer Agent"), located at 830-625 Howe Street, Vancouver, British Columbia, V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Form of Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

A shareholder's Form of Proxy will be returned if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, 700-595 Howe Street, Vancouver, British Columbia, V6C 2T5, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

                                VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent, the shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOUR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE, "FOR" THE NOMINEES OF THE COMPANY FOR DIRECTORS AND AUDITOR, AND "FOR" THE AMENDMENT TO THE 1993 EQUITY INCENTIVE STOCK OPTION PLAN, AND "FOR" THE RE-PRICING OF STOCK OPTIONS GRANTED TO INSIDERS OF THE COMPANY PURSUANT TO THE 1993 EQUITY INCENTIVE STOCK OPTION PLAN.

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual and Special Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company knows of no such amendment or variation or matters to come before the meeting other than those referred to in the accompanying Notice of Annual General Meeting.

                                  VOTING SHARES

As at June 16, 1998, 19,601,052 common shares ("Common Shares") without par value of the Company were issued and outstanding, each such share carrying the right to one vote at the Meeting. The Record Date as of which members are entitled to receive notice of and to vote at the Meeting is June 16, 1998. The closing price of the Company's Common Shares on the OTC Bulletin Board on June 16, 1998 was (US) $0.17.

                              FINANCIAL STATEMENTS

The Company's 1998 Annual Report, which contains the consolidated Financial Statements for the fiscal year ended January 31, 1998 and Management's Discussion and Analysis thereon, is being mailed with this Proxy Statement to shareholders entitled to notice of the Meeting.

                                    AUDITORS

APPOINTMENT OF AUDITORS (ITEM 1 OF FORM OF PROXY)

The Board of Directors of the Company recommends Price Waterhouse, Chartered Accountants for appointment by the shareholders as the Company's independent public auditor for the fiscal year ended January 31, 1999. Price Waterhouse has acted as the Company's auditor since fiscal 1985 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to any questions from the shareholders.

                           PRINCIPAL SHAREHOLDERS AND
                          SHARE OWNERSHIP OF MANAGEMENT

The following table provides information, as of the Record Date, with respect to Common Share ownership by (i) the persons known to management beneficially owning Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Except as otherwise indicated in the footnotes below, all of the shares listed for a person named in the table are directly held, with sole voting and dispositive power.


  TITLE OF CLASS    NAME AND ADDRESS OF BENEFICIAL OWNER                            AMOUNT OWNED               PERCENT OF CLASS
  --------------    ------------------------------------                            ------------               ----------------
Common              Gordon L. Ellis                                                   1,646,500(1)(2)(3)           8.40%
                    North Vancouver, British Columbia, Canada

Common              Stephen H. Silbernagel                                              803,500(4)(5)              4.10%
                    Vancouver, British Columbia, Canada

Common              John J. Sutherland                                                   40,021(6)                 0.20%
                    West Vancouver, British Columbia, Canada

Common              Douglas E. Ellis                                                    106,500(7)                 0.54%
                    White Rock, British Columbia, Canada

Common              Directors and Executive Officers                                  2,596,521                   13.25%
                    as a Group (5 Persons)


(1) Includes 216,500 common shares underlying incentive stock options granted to Mr. Ellis.

(2) Includes 200,000 common shares held by Mr. Ellis' spouse. Mr. Ellis disclaims beneficial ownership of, and voting or dispositive powers over these shares.

(3) Includes 410,000 common shares underlying share purchase warrants granted to Mr. Ellis.

(4) Includes 40,000 common shares underlying incentive stock options granted to Mr. Silbernagel.

(5) Includes 250,000 common shares underlying share purchase warrants granted to Mr. Silbernagel.

(6) Includes 40,000 common shares underlying incentive stock options granted to Mr. Sutherland.

(7) Includes 100,000 common shares underlying incentive stock options granted to Mr. Ellis.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, requires the Company's officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, Directors and greater than 10% beneficial owners also are required by the rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

The officers, Directors and greater than 10% beneficial owners became subject to
Section 16 on February 1, 1993 at which time the Company was no longer deemed a "foreign private issuer" as such term is defined in Rule 3b-4 of the Securities Exchange Act of 1934. Based solely upon a review of the copies of such forms furnished to the Company, the Company believes that, during the period from February 1, 1995 to the date of this Proxy Statement, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS (ITEM 2 OF FORM OF PROXY)

The Articles of the Company provide for a Board of Directors consisting of not fewer than three (3) members. The number of Directors may be determined by resolution of the Board of Directors at any meeting; presently, the Board has set the number of Directors at three (3). In addition, the Articles of the Company provide for division of the Board of Directors into two (2) classes, whereby the term of office for one class of Directors expires each year. At the present time, Class I has one (1) Director and Class II has two (2) Directors.

Unless otherwise directed in the accompanying Form of Proxy, the persons appointed in the Form of Proxy intend to nominate and vote the shares represented by such Form of Proxy "FOR" the election of the following nominee for the office of Director of the Company, to serve as a Class I Director for a term of two years, or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the Articles of the Company or he becomes disqualified to act as a Director. The nominee is presently a Director and will have his term of office as a Director expire at the Meeting. The Articles of the Company provide for a Board of Directors consisting of not fewer than three (3) members. The number of Directors may be determined by resolution of the Board of Directors at any meeting. In addition, the Articles of the Company provide for division of the Board of Directors into two (2) classes, whereby the term of office for one class of Directors expires each year. At the present time, Class I has one (1) Director and Class II has two (2) Directors.

Unless otherwise directed in the accompanying Form of Proxy, the persons appointed in the Form of Proxy intend to nominate and vote the shares represented by such Form of Proxy "FOR" the election of each of the following nominees for the office of Director of the Company, to serve as a Class I Director for a term of two years, or until a successor is duly elected or appointed, unless the office is earlier vacated in accordance with the Articles of the Company, or the nominee becomes disqualified to act as a Director. Gordon
L. Ellis is presently a Director and will have his term of office as a Director expire at the Meeting. Neither Douglas E. Ellis nor Shawn Dooley is presently a Director of the Company.



                                                      PRESENT POSITION              SERVED AS             DATE TERM AS
CLASS          NOMINEE                       AGE       WITH COMPANY               DIRECTOR SINCE        DIRECTOR TO EXPIRE
-----          --------                      ---       ------------               --------------        ------------------
      I        Gordon L. Ellis                 51     Director, Chairman,              1985                    1998
                                                      President & CEO
      I        Douglas E. Ellis                47     Vice-President, Operations        N/A                     N/A

      I        Shawn Dooley                    38     Vice-President, Marketing         N/A                     N/A



Although the Company does not contemplate that any of the above named nominees will refuse or be unable to accept or serve as Directors of the Company, the persons appointed in the enclosed accompanying Form of Proxy intend, if a nominee becomes unavailable, to vote the shares represented by the Form of Proxy "FOR" the election of such other person(s) as may be nominated or designated by the Board of Directors, unless they are directed by the Form of Proxy to do otherwise.

The following information is provided in respect to Class II Directors of the Company who will continue to serve as Directors until the expiration of their terms on the dates indicated:

                                                      PRESENT POSITION              SERVED AS             DATE TERM AS
CLASS                                        AGE       WITH COMPANY               DIRECTOR SINCE        DIRECTOR TO EXPIRE
-----                                        ---       ------------               --------------        ------------------

     II        Stephen H. Silbernagel          51     Director                          1988                    1999

     II        John J. Sutherland              48     Director                          1988                    1999

The brother of Gordon Ellis, Douglas Ellis, is the Vice-President, Operations for Absorption Corp. ("Absorption"), the Company's U.S. operating subsidiary. No other family relationship exists between any Director, Executive Officer, or significant employee.

The following is a brief summary of the business experience, during the past five years, of each Director and nominee for Director of the Company. Each person named below is a citizen of Canada.

Gordon L. Ellis has been Chairman of the Company since July, 1988, President and CEO since November 1996, and a Director of the Company since July, 1985. Mr. Ellis is also a Director of Absorption, President and a director of ABE Industries (1980) Inc. ("ABE") and Gordann Consultants Ltd. ("Gordann Consultants"), both privately-held management or holding companies, and is Chairman and a director of Polymer Solutions, Inc. ("PSI"), a publicly-held company, listed on the Vancouver Stock Exchange, which operates a plant in Chico, CA using advanced polymer technology to develop and provide environmentally safe, non-toxic, industrial wood coating and adhesive products.

Douglas E. Ellis is Vice-President, Operations for Absorption Corp., the Company's U.S. operating subsidiary. Mr. Ellis has been with Absorption Corp. for 12 years. Prior to joining and helping to build Absorption Corp., Mr. Ellis spent many years in the heavy construction industry as project engineer for pulp & paper mills and related projects.

Shawn Dooley is Vice-President, Marketing for Absorption Corp., the Company's U.S. operating subsidiary. Mr. Dooley has been a member of Absorption Corp. for six years. Previous to joining the Company, Mr. Dooley spent nine years at Purina Mills, Inc. Mr. Dooley holds BS Degrees in Agricultural Education and Agricultural Resource Economics.

Stephen H. Silbernagel has been a director of the Company since June, 1988. Mr. Silbernagel is a lawyer, practising in Vancouver, British Columbia and is a partner in the firm Silbernagel & Company. Mr. Silbernagel is a director of PSI. John J. Sutherland, Jr. has been a director of the Company since August, 1988. Mr. Sutherland is a Certified General Accountant and is President of AVCAN Global Systems Inc. ("AVCAN"). Prior to joining AVCAN in January, 1997, Mr, Sutherland was Vice-President Finance of Arequipa Resources Ltd. and a financial consultant to public and private companies in Vancouver, British Columbia. Mr. Sutherland is a director of PSI.

EXECUTIVE OFFICERS OF THE COMPANY

For the purpose of this Proxy Statement, "Executive Officer" of the Company means the Chairman and any Vice-Chairman of the Board of Directors, where that person performs the functions of such officer on a full-time basis, the President, and any Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of the Company or of a subsidiary who performs a policy-making function in respect of the Company, whether or not such officer is also a Director of the Company or the subsidiary.

The Executive Officers of the Company (including positions held with subsidiaries Absorption and Total Absorb Inc. ("TAI"), the Company's Canadian marketing and distribution subsidiary), their ages, principal occupations and business experience for the past five years, and tenures as Executive Officers are shown in the following table. Executive officers are appointed by, and serve at the pleasure of, the Board of Directors.


NAME                               AGE           OFFICE HELD SINCE     OFFICE HELD WITH COMPANY OR SUBSIDIARY
----                               ---           -----------------     --------------------------------------
Gordon L. Ellis, MBA                   51               1988           Chairman
                                                                       President and C.E.O. (since November, 1996)
                                                                       President and C.E.O. (to January, 1994);
                                                                       Chairman and Director of Absorption;
                                                                       See "Election of Directors"

Douglas E. Ellis                       47               1998           Secretary
                                                        1997           Secretary of Absorption

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The aggregate cash payments made to the Company's Executive Officers and their management companies by the Company and its subsidiaries during the financial year ended January 31, 1998 was $229,260 as reimbursement for office rent and supporting services, and management services provided to the Company during the current year and prior years. Please see "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the total direct or indirect (management service agreements) compensation during the last three fiscal years of the Company's C.E.O. and its other Executive Officers whose compensation exceeded (US) $100,000. Information is given for each of the last three fiscal years for each Executive Officer who served at any time during such year as an Executive Officer of the Company or its subsidiaries.

U.S. DOLLARS

                                                                                    LONG TERM COMPENSATION
                               ----------------------------------     -------------------------------------------
                                    ANNUAL COMPENSATION                        AWARDS
                               ----------------------------------     ------------------------------   PAYOUTS
NAME AND PRINCIPAL                                   OTHER COMPEN-     OPTIONS       RESTRICTED          LTIP         ALL OTHER
POSITION                YEAR   SALARY ($)  BONUS ($)   SATION ($)     GRANTED (#)  STOCK AWARD(S)($)  PAYOUTS ($)  COMPENSATION($)
--------                ----   ----------  --------- ------------     -----------  -----------------  -----------  ---------------
Gordon L. Ellis         1998    44,052        -            -              -               -              -             -
Chairman,               1997    10,000        -           367          216,500            -              -             -
President & C.E.O.      1996         -        -            -           150,000            -              -             -
(since November 1996)


Geoffrey C. Lawrence    1998   111,569        -            -              -               -              -             -
President & C.E.O.      1997    36,615        -          6,605         150,000            -              -             -
Absorption Corp.        1996     n/a         n/a          n/a            n/a             n/a            n/a           n/a
(since October 1996)



(1) The options granted amount includes 110,000 warrants granted to Mr. Lawrence in December, 1996.

OPTION GRANTS

The Company has never granted stock appreciation rights ("SAR's) and it is currently intended that none be granted in the future. The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table during the fiscal year ended January 31, 1998, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company's Common Shares. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the Securities and Exchange Commission and are not necessarily indicative of future stock price performance or the Company's projections thereof. Over a three-year option term, the corresponding increase in the Company's market capitalization over the same period (measured from the end of the last fiscal year) would be (a) $2,722,410 with an assumed 5% annual rate of stock appreciation, and (b) $1,296,435 with an assumed 10% annual rate of stock appreciation.

OPTION EXERCISES AND FISCAL YEAR-END VALUE TABLE

The following table sets forth information concerning the exercise of options during the fiscal year ended January 31, 1998, and the value at January 31, 1998 of unexercised "in-the-money" options held by each of the executive officers named in the Summary Compensation Table. All options are exercisable, in whole or in part, at any time until date of expiration.


                                                                                               AT JANUARY 31, 1998
                                                                               -------------------------------------------------
                                   NUMBER OF SHARES       VALUE REALIZED       NUMBER OF UNEXERCISED       VALUE IN U.S. DOLLARS
NAME                             ACQUIRED ON EXERCISE           ($)                   OPTIONS                       ($)
----                             --------------------     --------------       ---------------------       ---------------------
Gordon L. Ellis                            -                     -                     216,500                     12,990


Geoffrey C. Lawrence(1)                    -                     -                     150,000                      9,000


Douglas E. Ellis                           -                     -                     100,000                      6,000


ALL DIRECTORS AND EXECUTIVE                -                     -                     565,000                     33,990
OFFICERS AS A GROUP (TOTAL 5)


(1) The number of unexercised options amount includes 110,000 warrants granted to Mr. Lawrence in December, 1996.

At January 31, 1998, stock options to purchase a total of 1,196,500 Common Shares at exercise prices ranging from $U.S.0.50 to CDN$3.00, with expiry dates from March 23, 1998 to May 6, 2000 were outstanding. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 1,196,500 Common Shares are eligible for exercise at January 31, 1998.

EMPLOYMENT AGREEMENTS

During November, 1996, the Company entered into a management services agreement with Gordann Consultants, a company controlled by Gordon L. Ellis, for the services of Gordon L. Ellis. Gordann Consultants receives $5,000 per month, commencing December 1996 and the management agreement is terminable upon one month's notice by either party.

                  INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

Other than routine indebtedness, none of the Directors, Executive Officers and proposed nominees for election as Directors of the Company, and associates or affiliates of such Directors, Executive Officers or proposed nominees are or have been indebted to the Company since the beginning of the last completed financial year of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the commencement of the Company's last completed fiscal year, no insider of the Company, proposed nominee for election as a Director of the Company, nor any associate or affiliate of such insider or proposed nominee, has been materially interested in any transaction of the Company, nor is any such person interested in any proposed transaction which has materially affected or would materially affect the Company (or any of its subsidiaries) except for the matters referred to below. With regard to any matter involving an actual or potential conflict of interest with any member of the Company's Board of Directors, it has been the policy of the Board to exclude the interested Director from voting on such a matter.

Effective February 1, 1995, the Company and its two subsidiaries rent their executive office space and office equipment in Vancouver, British Columbia from ABE, a company controlled by Gordon L. Ellis, for a total monthly fee of $500 per month. Management believes this rental fee is less than rents charged by third parties for similar accommodations.

During the year ended January 31, 1998 ABE was paid $73,639 for office rent and related services, plus reimbursement of accounting, investor relations and secretarial services. As of January 31, 1998, no monies were owed to ABE for office services.

The Company has entered into a management services agreement with Gordann Consultants for the services of Gordon L. Ellis (President & C.E.O. of the Company). The management agreement is terminable upon one month's notice by either party. Please see "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS" for description of the remuneration paid or payable under these agreements.

The Company has granted stock options and warrants to certain of its Directors and Executive Officers. See "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS".

                                SPECIAL BUSINESS

AMENDMENT TO THE INTERNATIONAL ABSORBENTS INC. 1993 EQUITY INCENTIVE STOCK OPTION PLAN (ITEM 3 OF FORM OF PROXY)

The Company's 1993 Equity Incentive Stock Option Plan ("the Equity Option Plan") was approved by the Shareholders at the May, 1993 Annual General Meeting. The Equity Option Plan was adopted to assist the Company and the Company's Canadian subsidiaries to attract and retain the best available persons for positions of responsibility and to provide certain non-U.S. key employees with an additional incentive to contribute to the success of the Company.

Messrs. Silbernagel and Sutherland are responsible for administering the Equity Option Plan and are non-employee directors of the Company ("Outside Directors"). Pursuant to the Equity Option Plan, Messrs. Silbernagel and Sutherland, as Outside Directors, were granted 20,000 stock options annually, on October 1 of each year, for a four year period commencing on October 1, 1993.

It is the intention of the Board of Directors to have the Shareholders approve the continuation of the automatic granting of 20,000 stock options to each of Mr. Silbernagel and Mr. Sutherland, retroactive to October 1, 1997, until the expiry of the Equity Option Plan in 2003. The option price for each automatic grant of options to Messrs. Silbernagel and Sutherland shall be set at fair market value on the day of issue, as per the original plan, excepting the October 1,1997 issuance, which would be priced at the fair market value of the Common Shares as at the date of the Annual General Meeting. The stock options would be granted following the conditions set out in the original agreement and as set out below:

1. Each Outside Director shall be granted stock options to purchase an aggregate of 80,000 of the Company's Common Shares.

2. The first grant of stock options, for the purchase of 20,000 Common Shares to each of the Outside Directors, shall be automatically granted as at October 1, 1997 and the remaining grants of options (each for the purchase of 20,000 Common Shares) shall be automatically granted annually thereafter on October 1, provided the Outside Director continues to be an Outside Director as of the October 1 grant date.

3. The per exercise price per Common Share of the stock options granted to Outside Directors shall be the fair market value of the Common Shares of the Company as at the close of business on the option grant date.

4. No option granted to the Outside Directors shall become exercisable prior to the seventh month after the grant date of such option.

5. These proposed options will bear an expiry date three years from the date of issue.

                                  REQUIRED VOTE

Shareholder approval of the amendments to the Equity Option Plan is being solicited in order to satisfy certain legal and regulatory requirements. The approval of the amendment to the Equity Option Plan requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Annual General Meeting.



"RESOLVED THAT:

1. the amendments to the Company's 1993 Equity Incentive Stock Option Plan (the "Equity Option Plan") for the continuation of the automatic annual grant of stock options to non-employee directors of the Company, as set out in the Company's Proxy Statement, are hereby ratified, adopted and approved;

2. all such acts, deeds and things taken by management of the Company to effect the amendments described above and the signing of documentation required to effect the amendments are hereby ratified, adopted and approved; and

3. no further resolution or approval by the shareholders shall be required for the implementation of the amendments to the Company's Equity Option Plan pursuant to this resolution."

Due to the important role that the Equity Option Plan plays in the Company's efforts to recruit and retain the services of individuals of outstanding ability for itself and its subsidiaries, the Board of Directors recommends to the shareholders that they vote "FOR" the proposal to adopt the amendments as stated above to the 1993 Equity Incentive Stock Option Plan.

                      DESCRIPTION OF THE EQUITY OPTION PLAN

The essential features of the Equity Option Plan are outlined below. Copies of the Equity Option Plan are available upon written request to the Secretary of the Company.

        PURPOSE

The purpose of the Equity Option Plan is to advance the interests of the Company and its shareholders and to promote the success of the Company's business by attracting and retaining the best available persons for positions of responsibility and provide certain key employees of the Company and its subsidiaries with an additional incentive to contribute to the success of the Company.

        ADMINISTRATION

The Equity Option Plan is administered by the Board of Directors which has the final power to construe and interpret the Equity Option Plan, and to determine all questions that may arise in the administration of the Equity Option Plan, including particulars of the terms of the options. As permitted under the Equity Option Plan, the Board of Directors has delegated the administration of the Equity Option Plan to the Stock Option Committee consisting of Messrs. Silbernagel and Sutherland, the two non-employee Directors of the Company.

        DURATION, AMENDMENT AND TERMINATION

The Board of Directors may suspend or terminate the Equity Option Plan at any time. Unless sooner terminated, the Equity Option Plan will terminate on May 19, 2003.

The Board of Directors may amend the Equity Option Plan at any time or from time to time. In certain circumstances, amendments must be approved by the vote of a majority of the outstanding shares within 12 months before or after its adoption by the Board of Directors.

        ELIGIBILITY

Options may be granted to qualifying employees, officers, independent consultants and advisers of the Company or any parent, subsidiary or affiliate of the Company. Options may also be granted to directors of any parent, subsidiary or affiliate of the Company provided such directors are not either employees or Directors of the Company and are not U.S. residents. Options may be granted to any Director of the Company provided such Director is also an employee of the Company. A certain number of options shall be automatically granted to current and future Directors of the Company who are not also employees of the Company (ie. Outside Directors) in accordance with the Equity Option Plan.

A participant may be granted more than one award under the Equity Option Plan.

        TERMS OF OPTIONS

The principal terms of the options permitted by the Equity Option Plan are as follows. Subject to the terms and conditions of the Equity Option Plan, individual option grants (which will be evidenced by separate stock option agreements to be entered into by the Company and the respective optionee) in any given case may vary as to any or all of the option terms highlighted below.

Option Term. Options granted may have a maximum term of 10 years.

In the event of certain reorganization or take-over transactions involving the Company, options outstanding under the Equity Option Plan will be deemed cancelled unless another corporation assumes the options or substitutes similar options. If options are to be cancelled, the optionees shall be entitled to exercise their options during a 30 day period preceding the effective date of the particular transaction.

Option Exercise Price and Payment Terms. The exercise price for stock options granted under the Equity Option Plan may not be less than the fair market value of the Common Shares on the date of grant. The exercise price of options granted under the Equity Option Plan must be paid in cash, property, qualifying services or under a qualifying deferred payment arrangement. In addition, subject to applicable law, the Company may make loans to individual optionees on such terms as may be approved by the Board of Directors for the purpose of financing the exercise of options granted under the Equity Option Plan and the payment of any taxes that may be due in respect of such exercise.

Option Exercise and Transferability. The Equity Option provides for a minimum seven-month holding period before options may be exercised by any Equity Option Plan participant who is subject to Section 16 of the Exchange Act. Options granted to participants who are not subject to section 16 of the Exchange Act shall not be exercisable prior to ninety days after the grant date of the options.

Effect of Employment Termination. The Equity Option provides for the expiration of outstanding options within certain defined periods of no more than 12 months after an optionee's employment with the Company or its subsidiaries.

Adjustment Provisions. If there is any change in the shares subject to the Equity Option Plan (through recapitalization, stock dividend or otherwise), within certain limitations, appropriate adjustment may be made by the Board of Directors.

        COMPLIANCE WITH STATUTORY PROVISIONS

The Equity Option Plan is intended to comply with the laws of the Province of British Columbia and, for the benefit of persons who, from time to time, may become subject to the provisions of Section 16 of the Exchange Act, to comply with Rule 16b-3 of the Exchange Act.

                 CERTAIN CANADIAN FEDERAL INCOME TAX INFORMATION

The following is a summary, as of the date of this Proxy Statement, of the principal Canadian tax considerations generally applicable to the granting of employee stock options to residents of Canada who are employees of the Company and who deal at arm's length with the Company and is not a complete analysis or listing of all possible tax consequences. Nor does this summary deal with all aspects of Canadian taxation that may be relevant to particular investors. This summary is general information only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular person. Particular optionees should seek independent advice from their own tax advisors as to the income tax consequences to them having regard to their particular circumstances.

The following summary is based upon the current provisions of the ITA and the Regulations to it as of the date of this Proxy Statement. This summary does not take into account or anticipate changes in the law or the administrative or assessing practices of Revenue Canada, Taxation, whether it be legislative, governmental or judicial action and does not take into account or anticipate provincial, territorial or foreign tax considerations.

        CANADIAN TAX TREATMENT OF THE OPTIONEES

The issuance of a stock option to an employee of the Company will not result in any tax consequences to the optionee until the option is exercised, provided that no remuneration is foregone for the option.

When the option is exercised, a taxable benefit will result, treated as employment income, equal to the amount by which the fair market value of the Company shares at the time of exercise exceeds the exercise price. In addition, a taxable benefit will arise, equal to the consideration received, on disposition of the option to an arm's length party. A taxable benefit will also arise if a party not dealing at arm's length with the original optionee exercises the option or disposes of it to a non-arm's length party.

A deduction may be available to the optionee equal to one-quarter of the income inclusion related to the exercise of the option. Where the deduction is available to the optionee, the net taxable effect to the optionee will be an income inclusion equal to three-quarters of the excess of the fair market value of the Company's shares at the time they are acquired over the exercise price of the option. Generally, to qualify for the one-quarter deduction, the following conditions must be met:

1. the exercise price must be at least equal to the fair market value of the option shares at the time the option is granted, less any amount paid by the optionee to acquire the shares; and

2. at the time the option was granted, the optionee deals at arm's length with the Company.

        CANADIAN TAX TREATMENT OF THE COMPANY

The ITA provides that generally, when shares have been issued to an employee and such issuance is governed by the stock option benefit rules in the ITA, the employer is not entitled to deduct any expenses related to granting of the option. Accordingly, the Company will not be allowed any deductions for Canadian tax purposes in respect of the granting of the stock option. However, beyond the dilution of share capital, the Company will not bear any significant costs in respect of the granting of the options, nor will there be any materially adverse Canadian tax consequences to the Company with respect thereto.

                   CERTAIN U.S. FEDERAL INCOME TAX INFORMATION

The following, which is based on the Code and the regulations, rulings, and decisions currently in effect, all of which are subject to change, does not address all aspects of federal income taxation that may be relevant to a particular option holder in light of his or her personal investment circumstances and does not discuss any aspects of state or local tax laws. Furthermore, the following does not consider the potential effects, both adverse and beneficial, of any recently proposed legislation which, if enacted, could be applied, possibly on a retroactive basis, at any time.

        U.S. TAX TREATMENT OF THE OPTIONEE

An optionee who is not resident in the U.S. (and not employed in the U.S. or engaged in a U.S. trade or business) for the purposes of the Code will generally not be subject to tax under the Code in respect of the granting or the exercise of the option. An optionee who is not resident in the U.S. for the purposes of the Code will also generally not be subject to tax under the Code in respect of any capital gain or capital loss realized on the disposition of shares acquired pursuant to the option, unless such shares constitute a United States Real Property Interest.

        U.S. TAX TREATMENT OF THE COMPANY

There should be no U.S. tax implications to the Company, a resident of Canada, in respect of the Equity Option Plan.

AMENDMENT TO THE EXISTING OPTIONS GRANTED TO INSIDERS PURSUANT TO THE COMPANY'S 1993 EQUITY INCENTIVE STOCK OPTION PLAN (ITEM 4 OF FORM OF PROXY)

The shareholders are being asked to vote on a proposal to amend the prices of existing stock options granted to certain insiders of the Company pursuant to the Equity Option Plan from exercise prices ranging from $0.50 to $1.69 per Common Share to an exercise price of $0.20 per Common Share (the "Repricing"). As of the date of this Proxy Statement, the Company has outstanding stock options pursuant to which an aggregate of 460,000 Common Shares, being 2.35% of the issued and outstanding share capital of the Company as at the date of this Proxy Statement, may be purchased under the Equity Option Plan, including stock options to purchase 296,500 Common Shares, being 1.51% of the issued and outstanding Common Shares of the Company as at the date of this Proxy Statement, granted insiders the Company, as follows:


                                                              PRICE OF OPTIONS                                            NUMBER
                            DATE OF                               AT DATE            AMENDED            NUMBER       OUTSTANDING AT
NAME                         GRANT         EXPIRY DATE            OF GRANT           PRICE(1)           GRANTED         APR. 30/98
----                       ----------      -----------        ----------------        -----             ------       --------------
John J. Sutherland         10/01/1995       10/01/1998             $1.69              $0.20             20,000            20,000
                           10/01/1996       10/01/1999             $1.69              $0.20             20,000            20,000
Sephen H. Silbernagel      10/01/1995       10/01/1998             $1.69              $0.20             20,000            20,000
                           10/01/1996       10/01/1999             $1.69              $0.20             20,000            20,000
Gordon L. Ellis            12/21/1996       12/21/1999             $0.50              $0.20            216,500           216,500
Douglas Ellis              12/21/1996       12/21/1999             $0.50              $0.20            100,000           100,000
William Walls              12/21/1996       12/21/1999             $0.50              $0.20             50,000            50,000
Sandra Constant            12/21/1996       12/21/1999             $0.50              $0.20             20,000            20,000
TOTAL:                                                                                                 466,500           466,500


(1) The market price of the Common Shares as at the date of this proxy statement was $0.17.

The Board of Directors of the Company has also approved the re-pricing of stock options to purchase 748,000 Common Shares granted pursuant to the Company's 1993 Stock Plan U.S. Participants (the "U.S. Plan") from an exercise price of $0.50 per Common Share to an exercise price of $0.20 per Common Share. None of the outstanding stock options granted pursuant to the U.S. Plan are held by insiders of the Company.

                                  REQUIRED VOTE

Shareholder approval of the Repricing is being solicited in order to satisfy certain requirements provided under applicable securities laws. The approval of the Repricing may or may not require the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval of the Repricing is attached as follows:

"RESOLVED THAT:

4. the amendments to the exercise prices of stock options granted to insiders of the Company under the Company's 1993 Equity Incentive Stock Option Plan (the "Equity Option Plan") as set out in the Company' proxy statement are hereby ratified, adopted and approved;

5. all such acts, deeds and things taken by management of the Company to effect the amendments described above and the signing of documentation required to effect the amendments are hereby ratified, adopted and approved; and

6. no further resolution or approval by the shareholders shall be required for the implementation of the amendments to exercise prices of stock options granted to insiders of the Company under the Equity Option Plan pursuant to this resolution."

The Board of Directors recommends to the shareholders that they vote "FOR" the re-pricing of options granted pursuant to the Equity Option Plan from exercise prices ranging from $0.50 to $1.69 per Common Share to an exercise price of $0.20 per Common Share.



                  PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

It is not known that any other matters will come before the meeting other than as set forth above and in the Notice of Annual General Meeting, but is such should occur the persons named in the accompanying Form of Proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Annual and Special Meeting and other matters which may properly come before the meeting or any adjournment thereof.

                            PROPOSALS OF SHAREHOLDERS

In accordance with the rules of the Securities and Exchange Commission, shareholders of the Company may present proposals to the Company for inclusion in the Company's Proxy Statement prepared in connection with its next Annual General Meeting of Shareholders. Proposals to be included in the Proxy Statement prepared in connection with the next Annual General Meeting scheduled to be held in July of 1999 must be received by the Company no later than January 31, 1999, in order to be considered for inclusion.

                                  ANNUAL REPORT

The Annual Report for the Fiscal Year ended January 31, 1998 is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company's Annual Report on Form 10-K (without exhibits) will be provided upon written request to the Secretary, c/o the Company's address at Suite 410 - 1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9.

                                 BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Gordon L. Ellis
                                      -----------------------------------------
                                      Gordon L. Ellis, Chairman

                          INTERNATIONAL ABSORBENTS INC.
                      SUITE 410, 1055 WEST HASTINGS STREET
                           VANCOUVER, BRITISH COLUMBIA
                                     V6E 2E9

                                  FORM OF PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNATIONAL ABSORBENTS INC. (THE "COMPANY") FOR THE ANNUAL AND SPECIAL
        MEETING (THE "MEETING") OF SHAREHOLDERS TO BE HELD JULY 24, 1998.


The undersigned, a registered shareholder of the Company, hereby appoints Gordon Lloyd Ellis, an executive officer of the Company, or instead of him ________________________ as proxyholder, with full powers of substitution and appointment, to attend and vote on behalf of the undersigned at the Meeting of shareholders of the Company to be held on July 24, 1998, and at any adjournment thereof. The undersigned hereby revokes any Form of Proxy heretofore given with respect to the Meeting or any adjournment thereof.


The proxyholder is hereby directed to vote as follows:

1. To appoint Price Waterhouse, Chartered Accountants, as the Company's independent public auditor for the fiscal year ending January 31, 1999.

                                             FOR [ ] WITHHOLD [ ]

2. To elect the following person as a Director of the Company for a term of 2 years:

               NAME                   CLASS

        Gordon Lloyd Ellis              I      FOR [ ] WITHHOLD [ ]
        Douglas E. Ellis                I      FOR [ ] WITHHOLD [ ]
        Shawn M. Dooley                 I      FOR [ ] WITHHOLD [ ]

3. To adopt, ratify and approve the amendments to the Company's 1993 Equity Incentive Stock Option Plan to provide for the continuation of the automatic annual grant of stock options to non-employee directors of the Company.

                                             FOR [ ] WITHHOLD [ ]

4. To adopt, ratify and approve the re-pricing of stock options held by insiders of the Company from exercise prices ranging from $0.50 to $1.69 per share to an exercise price of $0.20 per share.

                                             FOR [ ]  AGAINST [ ]


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY BALLOT IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER.

WHERE THE UNDERSIGNED HAS NOT SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE FOREGOING MATTERS, THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO SUCH MATTER(S) UPON THE ABOVE-NAMED PROXYHOLDER. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOUR OF THOSE ITEMS.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF ANNUAL AND SPECIAL MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY                 Signature  ______________________________
ACKNOWLEDGES RECEIPT OF THE
NOTICE OF ANNUAL AND SPECIAL           Name       ______________________________
MEETING, THE PROXY STATEMENT                      (Please Print)
AND THE COMPANY'S ANNUAL
REPORT FOR THE FISCAL YEAR             Address    ______________________________
ENDED JANUARY 31, 1998.

                                                  ______________________________

                                       Number of Shares ________________________

                                       Dated this ______ day of ______ , 1998.

NOTES TO FORM OF PROXY:

1. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT THEM AT THE MEETING OF SHAREHOLDERS OTHER THAN MANAGEMENT NOMINEES. If you desire to designate as a proxyholder a person other than Messr. Ellis, the management nominee, you should either strike out his name and insert in the space provided the name of the person you desire to designate as proxyholder or complete another proper form of proxy.


2. A proxy, to be valid, must be dated and signed by the member or by his attorney authorized in writing or, where the member is a corporation, under its corporate seal or by duly authorized and appointed officer, attorney or representative of the corporation. Please sign exactly as your name appears on the proxy. If the proxy is executed by an attorney for an individual shareholder or by an officer, attorney or representative or a corporate shareholder, the instrument so empowering the officer, attorney or representative as the case may be, or a notarial copy thereof, must accompany the proxy instrument. If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed to the shareholder.


3. A proxy, to be effective, must be deposited at the office of the Transfer Agent, Pacific Corporate Trust Company, 830 - 625 Howe Street, Vancouver, British Columbia, V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following the adjournment thereof.

                          INTERNATIONAL ABSORBENTS INC.
                      SUITE 410, 1055 WEST HASTINGS STREET
                           VANCOUVER, BRITISH COLUMBIA
                                     V6E 2E9


              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 24, 1998


NOTICE IS HEREBY GIVEN that the Annual and Special Meeting (the "Meeting") of the shareholders of International Absorbents Inc. (the "Company"), a Canadian corporation, will be held at Campney & Murphy, Main Boardroom, 2100 - 1111 West Georgia Street, Vancouver, British Columbia, Canada on Friday, July 24, 1998 at 10:00 a.m. (Pacific time) for the following purposes:


1. To appoint Price Waterhouse, Chartered Accountants as the Company's independent public auditor for the fiscal year ending January 31, 1999.


2. To elect the following person as a Director of the Company for a term of 2 years:


        Gordon Lloyd Ellis
        Douglas E. Ellis
        Shawn M. Dooley


3. To adopt and ratify the amendments to the Company's 1993 Equity Incentive Stock Option Plan to provide for the continuation of the automatic annual grant of stock options to non-employee directors of the Company.


4. To adopt and ratify the re-pricing of stock options held by insiders of the Company from exercise prices ranging from $0.50 to $1.69 per share to an exercise price of $0.20 per share.


5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.


The Board of Directors has fixed the close of business on June 16, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE. A proxy will not be valid unless it is received at the office of the Transfer Agent, Pacific Corporate Trust Company, 830-625 Howe Street, Vancouver, British Columbia, V6C 3B6, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting. A Form of Proxy received at the offices of the Transfer Agent or Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman. Your Form of Proxy will be returned to you if you are present at the Meeting and should request its return.


DATED at Vancouver, British Columbia,         BY ORDER OF THE BOARD OF DIRECTORS
the 19th day of June, 1998.





                                          /s/ Gordon L. Ellis
                                          --------------------------------
                                          Gordon L. Ellis, Chairman

                      SUPPLEMENTAL MAILING LIST RETURN CARD


                              (National Policy 41)


NOTICE TO SHAREHOLDERS OF INTERNATIONAL ABSORBENTS INC.


On October 28, 1987, the Canadian Securities Administrators gave approval to National Policy Statement No. 41 - Shareholder Communication (the "Policy") which essentially established a framework for communication between issuers and their registered and non-registered shareholders.


Companies incorporated in British Columbia were formerly required to deliver interim (semi-annual) financial statements only to their registered shareholders. The Policy now exempts companies from having to deliver these statements to their registered shareholders if the companies send 1st, 2nd and 3rd quarter financial statements to those shareholders, whether registered or not, who request in writing to receive them.


If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of these financial statements, you must complete and return the Supplemental Return Card below.


The supplemental mailing list will be updated each year and, therefore, a Return Card will be required annually in order to receive quarterly financial statements. All other shareholder mailings will continue to be mailed to registered shareholders in the normal manner without the completion of a Return Card.


INTERNATIONAL ABSORBENTS INC.


The undersigned certifies that he is the owner of securities (other than debt instruments) of the Company, and requests that he be placed on the Company's Supplemental Mailing List in respect of its quarterly financial statements.





--------------------------------------
Name (Please print)





--------------------------------------
Address





--------------------------------------
City/Province (or State)/Postal Code





--------------------------------------       -----------------------------------
Signature                                    Dated


                    PLEASE COMPLETE AND RETURN THIS CARD TO:

                       International Absorbents Inc.
                       410 - 1055 West Hastings Street
                       Vancouver, British Columbia V6E 2E9


                       Tel:  (604) 681-6181
                       Fax:  (604) 682-3361